Subsequent Events	12 Months Ended
Mar. 31, 2011
Subsequent Events
Subsequent Events
(22)	Subsequent Events

On April 1, 2011, PEW and SANYO became wholly-owned subsidiaries through share exchange in order to accelerate synergy generation and maximize synergy. In this share exchange, 0.925 shares of the Company were allotted and delivered in exchange for each share of PEW, and 0.115 shares of the Company were allotted and delivered in exchange for each share of SANYO. All the shares delivered by Panasonic were sourced from the treasury stocks (241,961,655 shares) held by the Company. The difference between the fair value of the shares of the Company delivered to the noncontrolling interest and the decrease in the carrying amount of the noncontrolling interests was recognized as an adjustment to capital surplus. As a result of this share exchange, noncontrolling interests decreased and Panasonic Corporation shareholders' equity increased by 271,205 million yen. Subsequent to the date of the share exchange, all of the net income of PEW and SANYO will be attributable to the Company.